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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 17, 2003


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         0-27750                                         13-3459685
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(Commission File Number)                    (I.R.S. Employer Identification No.)



521 WEST 57TH STREET, NEW YORK, NEW YORK                           10019
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On November 17, 2003, IMPATH Inc. (the "Company"), with the approval of its Audit Committee of the Board of Directors of the Company (the "Audit Committee"), informed KPMG LLP ("KPMG") of its decision to dismiss KMPG as its independent accountants. On the same date, the Audit Committee authorized the Company to engage Grant Thornton LLP ("Grant Thornton") as the Company's independent accountants.

The reports of KPMG on the Company's financial statements for the fiscal years ended December 31, 2002 and December 31, 2001 have been withdrawn. Such reports of KPMG as originally issued and prior to their withdrawal did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except as set forth in the immediately succeeding paragraph.

The audit reports of KPMG on the consolidated financial statements of the Company for the fiscal year ended December 31, 2002 contained a separate paragraph stating that "As discussed in Notes 2 and 13 to the Consolidated Financial Statements, the Company adopted Statement of Financial Accounting Standards no. 142 "Goodwill and Other Intangible Assets", effective January 1, 2002. Also as discussed in Notes 2 and 6 to the Consolidated Financial Statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 141 "Business Combinations", for business combinations consummated after June 30, 2001".

During the Company's fiscal years ended December 31, 2002 and December 31, 2001, and the subsequent interim period prior to November 17, 2003, there have been no disagreements between the Company and KPMG on matters of accounting principles and practices, financial statement disclosure, and auditing scope of procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports.

On July 30, 2003, the Company announced that its Audit Committee had initiated an investigation into possible accounting irregularities involving its accounts receivable and discrepancies relating to the amounts capitalized on its GeneBank(TM) asset. As a result of the existence of the possible accounting irregularities and discrepancies, KPMG informed the Company of the need to expand significantly the scope of its audit, including auditing the results of this investigation. Due to KPMG's dismissal, KPMG did not so expand the scope of its audit.

Furthermore, on July 30, 2003, as a result of the existence of these possible accounting irregularities and discrepancies, KPMG informed the Company and the Company announced that investors should not rely on the consolidated financial statements or KPMG's reports, where applicable, contained in the Company's previously filed periodic reports, including those set forth in the Company's Annual Reports on Form 10-K for 2002 and prior periods, and the Quarterly Report on Form 10-Q for the period ended March 31, 2003. The Company has not filed a Quarterly Report on Form 10-Q for the periods ended June 30, 2003 and September 30, 2003. On July 30, 2003, KPMG advised the Company that the existence of the


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possible irregularities and discrepancies have resulted in a withdrawal of
KPMG's previously issued audit reports. These possible irregularities and discrepancies had not been resolved prior to KPMG's dismissal and remain unresolved.

The Company has provided KPMG with a copy of the disclosures contained herein and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. Such a letter will be filed as an amendment to this Current Report on Form 8-K.
























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 24, 2003



                                IMPATH INC.

                                By: /s/ Richard C. Rosenzweig
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                                    Name: Richard C. Rosenzweig
                                    Title: Secretary and General Counsel


















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